Exhibit 99.1

Third Quarter 2013 Investor Update

Notice to Recipients Cautionary Note Regarding Forward Looking Statements Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward-looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, filed with the Securities and Exchange Commission on November 13, 2013 and “Item 1A – RISK FACTORS” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the Securities and Exchange Commission on March 22, 2013. This electronic presentation is provided as of November 21, 2013. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that would have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

New President and Chief Executive Officer Vogtle 3 & 4 Construction Update DOE and RUS Loan Updates Q3 Financial & Operational Results Presenters and Agenda Mike Price Executive Vice President and Chief Operating Officer Betsy Higgins Executive Vice President and Chief Financial Officer For a more comprehensive overview of Oglethorpe Power, please refer to Oglethorpe’s periodic reports filed with the SEC and the 2012 year-end investor briefing, available on the Investor Relations page at www.opc.com. Mike Smith President and Chief Executive Officer 3

On October 15, 2013, Oglethorpe’s board of directors announced Mike Smith as the new President and Chief Executive Officer effective November 6, 2013. Mike Smith has over thirty years of energy industry experience in the areas of finance, risk control and operations. Prior to joining Oglethorpe, he served as President and Chief Executive Officer of Georgia Transmission Corporation, an electric cooperative which provides transmission service to Oglethorpe and its Members. New President and Chief Executive Officer 4

Construction of New Units at Plant Vogtle Conceptual Drawing of Vogtle Units 3 & 4 Georgia Power 45.7% Oglethorpe Power 30.0% MEAG 22.7% Dalton Utilities 1.6% 5

Overview 30% share (660 MW) of 2,200 MW Westinghouse AP1000 units at existing Vogtle site. $4.5 billion estimated total cost to Oglethorpe (including AFUDC and contingency), which assumes commercial operation in 4th quarter of 2017 and 2018 for Units 3 and 4, respectively. Vogtle Units 3 & 4 Project Update $1.9 billion spent through 9/30/2013 Actuals Forecasts DEC 2011 DCD Final Rule Effective 2005 2017 2016 2015 2014 2013 2012 2011 2010 2009 2006 2007 2008 2018 MAY 2005 Development Agreement MAR 2008 Filed COL with NRC APR 2006 Definitive Agreements MAY 2010 Signed DOE Conditional Term Sheet 2018 Unit 4 In-Service AUG 2006 Filed Early Site Permit (ESP) with NRC AUG 2009 NRC Issuance of ESP/LWA 2017 Unit 3 In-Service AUG 2011 NRC Completed Work on FSER for both AP1000 DCD and COL FEB 2012 COLs Issued MAR 2013 Unit 3 First Nuclear Concrete Q4 2013 Potential Start of DOE Funding 6

Unit 3 Nuclear Island 7

Unit 3 Turbine Island 8

Unit 4 Nuclear Island Basemat 9

Unit 4 Turbine Island 10

Cooling Towers 11

Construction Look Ahead Unit 3 Nuclear Island Concrete walls; concrete in and around Containment Vessel Bottom Head Setting structural modules Begin receipt of Shield Building panels Unit 3 Turbine Island remaining Condenser sections installation Unit 4 Nuclear Island CR10 installation Unit 3 & 4 Cooling Towers vertical construction 12

Signed conditional term sheet with DOE in May 2010. DOE loan guarantee will fund up to $3.057 billion of project costs. All-in pricing expected to be favorable relative to taxable capital markets. Will be secured under Oglethorpe’s First Mortgage Indenture on parity with other secured debt. Final approval subject to negotiation of definitive agreements by the co-owners, due diligence by DOE and satisfaction of other conditions. There can be no assurance that DOE will ultimately issue loan guarantee to Oglethorpe. The conditional commitment will expire on December 31, 2013, unless further extended by the DOE. Potential start of DOE funding is Q4 2013. Any costs not funded by DOE will be financed through taxable bonds ($1.36 billion of taxable bonds issued to date). Final DOE credit package completed and circulated for inter-agency review. DOE Loan Guarantees for Vogtle 3 & 4 13

RUS Loan Status Total Amount Outstanding of All RUS Guaranteed Loans: $2.7 billion Purpose/Use of Proceeds Approved Advanced (to date) Remaining Amount Approved Loans General & Environmental Improvements $ 310,228,000 $ 191,799,827 $ 118,428,173 Hawk Road Energy Facility $ 203,100,000 $ 127,382,732 $ 75,717,268 General Improvements $ 127,703,000 $ 83,247,406 $ 44,455,594 General & Environmental Improvements $ 230,050,000 $ - $ 230,050,000 $ 871,081,000 $ 402,429,965 $ 468,651,035 14

Rate Structure Assures Recovery of All Costs + Margin Fixed costs: Members billed based on board-approved annual budget and budget revisions throughout the year, if necessary. Prior period adjustment mechanism covers any year-end shortfall below required 1.10 MFI (board approval not required). Energy costs: Actual costs are passed through. Monthly true-up of estimate vs. actual. Note: First Mortgage Indenture requires an MFI ratio of least 1.10x MFI coverage requirement of 1.10x under First Mortgage Indenture. Achieved 1.14x MFI for 2010, 2011 and 2012. Budget of 1.14x MFI for 2013 and 2014. Formulary rate under Wholesale Power Contract. Designed to recover all costs, plus margin. Annual budget and rate adjustments to reflect budget changes are generally not subject to approval of RUS or any other regulatory authority. Changes to rate schedule are subject to RUS approval. (Projected) Margin Coverage 15 $17.2 $17.7 $18.2 $19.1 $19.3 $26.4 $33.7 $37.7 $39.3 $41.5 $0.0 $15.0 $30.0 $45.0 Net Margin (MM)

Income Statement Excerpts Key Point: Through September net margin equates to 161% of targeted annual margin ($41.5 million to achieve 1.14 MFI). Actual margins exceeding target margins during the year is typical for Oglethorpe and consistent with management’s practice of budgeting conservatively and making adjustments to the budget (typically toward the end of the year) to match actual expenses plus margin. Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe’s Margins for Interest by Interest Charges, both as defined in Oglethorpe’s First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10x for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14x for 2010, 2011, 2012 and 2013, above the minimum 1.10x ratio required by the Indenture, and the recently approved 2014 Budget also includes a 1.14x MFI ratio. Oglethorpe’s Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future, although not below 1.10. 16 December 31, ($ in thousands) 2013 2012 2012 2011 2010 Statement of Revenues and Expenses: Operating Revenues: Sales to Members $908,490 $944,481 $1,204,008 $1,224,238 $1,292,667 Sales to Non-Members 71,498 99,842 120,102 166,040 1,478 Operating Expenses 772,373 857,296 1,102,277 1,152,458 1,054,896 Other Income 30,612 46,659 61,487 44,264 43,651 Net Interest Charges (171,597) (185,545) (244,000) (244,347) (249,167) Net Margin $66,630 $48,141 $39,320 $37,737 $33,733 Margins for Interest Ratio (a) n/a n/a 1.14x 1.14x 1.14x Sales to Members Average Power Cost (cents/kWh) 6.44 5.75 5.77 6.25 5.71 MWh Sold 14,097,380 16,422,271 20,852,826 19,574,145 22,644,790 Year Ended September 30, Nine Months Ended

Capacity Factor Comparison through September Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro 17

Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant that requires it to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in a credit agreement that currently requires a minimum total patronage capital of $675 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 18 September 30, ($ in thousands) 2013 2012 2011 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,279,622 $4,034,620 $4,007,281 CWIP 2,261,374 2,240,920 1,784,264 Nuclear Fuel 311,355 321,196 284,205 Total Electric Plant $6,852,351 $6,596,736 $6,075,750 Deposit on Rocky Mountain Transaction $15,128 $14,392 $132,048 Cash and Cash Equivalents $436,639 $298,565 $443,671 Total Assets $8,935,321 $8,314,566 $8,078,829 Capitalization: Patronage Capital and Membership Fees $739,639 $673,009 $633,689 Accumulated Other Comprehensive (Loss) Margin (194) 903 618 Subtotal $739,445 $673,912 $634,307 Long-term Debt and Obligations under Capital Leases 6,202,832 5,920,073 5,709,706 Obligation under Rocky Mountain Transactions 15,128 14,392 132,048 Long-term Debt and Capital Leases due within one year 447,388 168,393 172,818 Total Long-Term Debt and Equities $7,404,793 $6,776,770 $6,648,879 Equity Ratio (a) 10.0% 9.9% 9.5% December 31,

Oglethorpe’s Available Liquidity as of November 18, 2013 Borrowings Detail $599.4 MM Vogtle Interim Financing $251.4 MM Letter of Credit Support for VRDBs/Thomas A. Smith $100.5 MM Vogtle Interest Rate Hedging Represents 755 days of liquidity on hand excluding Cushion of Credit. Represents 800 days of liquidity on hand including Cushion of Credit. 19

Line of Credit Renewals – Q4 2013 JP Morgan Line of Credit CFC Line of Credit Old Facility: $150MM Unsecured 12/10/2013 Expiration New Facility: $150MM Unsecured 11/15/16 Expiration Existing Facility: $250MM Secured 12/31/2013 Expiration Term-out option (to 2043) Negotiations underway to restructure as an unsecured credit facility for a term of up to 5 years, an amount up to $250MM and CFC as sole lender. Negotiating to maintain a term-out option (unsecured borrowing would become a secured obligation at point term-out is selected). Expect to close by year end. Renewed $150MM facility with JP Morgan Chase as sole lender for another 3-year term on an unsecured basis. Will continue utilizing this facility as credit enhancement on Series 2009 VRDBs ($114MM of the $150MM). Closed November 15, 2013. 20

Key Financial Activities Credit Facilities Debt Issuances Renewing $150 Million JPMorgan Credit Facility Other Events Potential Start for DOE Financing Q1 2013 Q4 2013 Q2 2013 Q3 2013 $212 Million Tax-exempt Refinancing Restructuring $250 Million CFC Credit Facility from Secured to Unsecured Received $492 Million Permanent Financing from RUS for T.A. Smith Energy Facility 2014 Renewal of $1.265 Billion Revolver $ 200-250 Million Taxable Offering 21

Liquidity Net Margin Wholesale Power Cost Interim Financing Long Term Debt Balance Sheet Electric Plant Average Cost of Funds: 0.66% (dollars in millions) Secured LT Debt (09.30.2013): $6.25 billion Weighted Average Cost: 4.688% Equity/Capitalization Ratio: 10.0% 2013 1.14 MFI September 30, 2013 September 30, 2013 YTD Cost of Power Sales to Members (excluding Rate Management Program). Additional Member Collections (reflects rate management program as well as debt service adder and major maintenance reserve collections, both of which are collected currently but charged as Member revenue in subsequent periods). 2013 2013 Actuals Forecast 22

A link to this presentation will be posted on Oglethorpe’s website www.opc.com. Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K are made available on its website. Member information is filed as an exhibit to Form 10-Q for the first quarter of each year. (Exhibits are available on EDGAR but not on Oglethorpe’s website.) For additional information please contact: Additional Information 23 Name Title Email Address Phone Number Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Tom Brendiar Director, Bank and Investor Relations tom.brendiar@opc.com 770-270-7173 Joe Rick Director, Capital Markets joe.rick@opc.com 770-270-7240